SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                April 30, 1998

                               GEOKINETICS INC.

              (Exact name of Registrant as specified in charter)

       DELAWARE                      0-9268             94-1690082
(State or other jurisdiction of   (Commission         (IRS Employer
      incorporation)              File Number)       Identification No.)

5555 SAN FELIPE, SUITE 780, HOUSTON, TEXAS                77056
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number including area code:  (713) 850-7600

                               GEOKINETICS INC.

                                  FORM 8-K/A

                                     INDEX

                                                                        PAGE
                                                                        ----
      Item 7.     Financial Statements, Pro Forma Financial Statements

                  (a)   Financial Statements of Business Acquired........  5
                  (b)   Pro Forma Financial Information.................. 23
                  (c)   Unaudited Statements of Income and
                          Cash Flows..................................... 26

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herein to duly authorized.

Dated: July 14, 1998

                                   GEOKINETICS INC.

                                   By: /s/ JAY D. HABER
                                           Jay D. Haber, Chief Executive Officer

================================================================================
                             GEOPHYSICAL DEVELOPMENT

                                   CORPORATION

                              FINANCIAL STATEMENTS

                             JUNE 30, 1997 AND 1996
================================================================================

                                 C O N T E N T S

                                                                           PAGE
                                                                          NUMBER

INDEPENDENT AUDITOR'S REPORT.................................................3

FINANCIAL STATEMENTS

    BALANCE SHEETS...........................................................4

    STATEMENTS OF INCOME.....................................................5

    STATEMENTS OF RETAINED EARNINGS..........................................6

    STATEMENTS OF CASH FLOWS.................................................7

    NOTES TO FINANCIAL STATEMENTS..........................................8-14

SUPPLEMENTAL INFORMATION:

    STATEMENTS OF OPERATING EXPENSES........................................15

           [EASLEY, ENDRES, PARKHILL & BRACKENDORFF, P.C. LETTERHEAD]

                          INDEPENDENT AUDITOR'S REPORT

September 8, 1997

Board of Directors
GEOPHYSICAL DEVELOPMENT CORPORATION
Houston, Texas

We have audited the accompanying balance sheets of GEOPHYSICAL DEVELOPMENT CORPORATION as of June 30, 1997 and 1996, and the related statements of income, retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GEOPHYSICAL DEVELOPMENT CORPORATION as of June 30, 1997 and 1996, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental statements of operating expenses are presented for the purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                 /s/EASLEY, ENDRES, PARKHILL & BRACKENDORFF, P.C

                       GEOPHYSICAL DEVELOPMENT CORPORATION

                                 BALANCE SHEETS

                             JUNE 30, 1997 AND 1996

                                     ASSETS

                                                              1997        1996
                                                          ----------  ----------
CURRENT ASSETS

    Cash and cash equivalents ..........................  $  517,358  $  430,221
    Accounts receivable, trade .........................   2,627,117   1,610,839
    Prepaid expenses ...................................      33,181       6,724
    Deferred taxes .....................................      12,548       6,274
                                                          ----------  ----------

           TOTAL CURRENT ASSETS ........................   3,190,204   2,054,058
                                                          ----------  ----------


PROPERTY AND EQUIPMENT

    Computer hardware ..................................   1,765,850   2,617,104
    Equipment, office and computer .....................      74,629     263,994
    Automobiles ........................................      83,157      83,157
    Furniture and fixtures .............................      76,728      91,483
    Computer software ..................................     167,830     567,225
    Equipment under lease obligations ..................     654,198         -0-
                                                          ----------  ----------

           Total Cost ..................................   2,822,392   3,622,963

        Less accumulated depreciation and amortization .   1,259,455   2,820,757
                                                          ----------  ----------


           NET PROPERTY AND EQUIPMENT ..................   1,562,937     802,206
                                                          ----------  ----------


OTHER ASSETS

    Cash surrender value of life insurance .............     239,113     150,739
    Deposits ...........................................      10,000      10,000
                                                          ----------  ----------

           TOTAL OTHER ASSETS ..........................     249,113     160,739
                                                          ----------  ----------


TOTAL ASSETS ...........................................  $5,002,254  $3,017,003
                                                          ==========  ==========

                     The accompanying notes are an integral
                        part of this financial statement.

                      LIABILITIES AND SHAREHOLDERS' EQUITY

                                                              1997        1996
                                                          ----------  ----------
CURRENT LIABILITIES

    Current maturities of long-term debt ...............  $  296,135  $  281,684
    Current maturities of capital lease obligation .....     199,893         -0-
    Accounts payable ...................................      40,285      65,163
    Accrued salaries payable ...........................   2,400,000   1,376,598
    Payroll taxes payable ..............................      47,200      19,575
    Accrued profit sharing contributions ...............     423,642     373,402
    Federal income taxes payable .......................      32,105      66,635
    Other payables .....................................       5,043      10,589
    Dividends payable ..................................      67,500      33,750
    Accrued charitable contributions ...................      30,000      30,000
                                                          ----------  ----------

           TOTAL CURRENT LIABILITIES ...................   3,541,803   2,257,396
                                                          ----------  ----------


NONCURRENT LIABILITIES

    Long-term debt, net of current maturities ..........     248,263     115,570
    Capital lease obligation, net of current maturities      454,305         -0-
                                                          ----------  ----------
           TOTAL NONCURRENT LIABILITIES ................     702,568     115,570
                                                          ----------  ----------

SHAREHOLDERS' EQUITY

    Common stock, $1.00 par value each,
        50,000 shares authorized, 6,750
        shares issued and outstanding ..................       6,750       6,750
    Additional paid-in capital .........................     103,500     103,500
    Retained earnings ..................................     647,633     533,787
                                                          ----------  ----------

TOTAL SHAREHOLDERS' EQUITY .............................     757,883     644,037
                                                          ----------  ----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY .............  $5,002,254  $3,017,003
                                                          ==========  ==========

                       GEOPHYSICAL DEVELOPMENT CORPORATION

                              STATEMENTS OF INCOME

                   FOR THE YEARS ENDED JUNE 30, 1997 AND 1996

                                                         1997           1996
                                                   ------------     -----------

INCOME

    Data processing ...........................    $  5,584,174     $ 4,386,296
    Log analysis projects .....................       5,050,998       2,567,862
    Software sales ............................          92,790         144,986
    Consulting ................................           3,428          16,247
                                                   ------------     -----------

                                                     10,731,390       7,115,391

OPERATING EXPENSES ............................      (9,915,027)     (6,480,526)
                                                   ------------     -----------

INCOME FROM OPERATIONS ........................         816,363         634,865
                                                   ------------     -----------


OTHER INCOME (EXPENSES)

    Investment income .........................          12,421           1,948
    Profit sharing contribution ...............        (423,642)       (373,402)
    Interest ..................................         (76,432)        (64,794)
    Loss on disposal of assets ................         (41,534)            -0-
                                                   ------------     -----------

           TOTAL OTHER INCOME (EXPENSES) ......        (529,187)       (436,248)
                                                   ------------     -----------

INCOME BEFORE INCOME TAXES ....................         287,176         198,617

FEDERAL INCOME TAX ............................        (105,830)        (76,812)
                                                   ------------     -----------


NET INCOME $ ..................................    $    181,346     $   121,805
                                                   ============     ===========

                     The accompanying notes are an integral
                        part of this financial statement.

                       GEOPHYSICAL DEVELOPMENT CORPORATION

                         STATEMENTS OF RETAINED EARNINGS

                   FOR THE YEARS ENDED JUNE 30, 1997 AND 1996

                                                          1997           1996
                                                      ---------       ---------

RETAINED EARNINGS, BEGINNING OF YEAR ...........      $ 533,787       $ 445,732

NET INCOME .....................................        181,346         121,805
                                                      ---------       ---------

                                                        715,133         567,537

DIVIDENDS DECLARED .............................        (67,500)        (33,750)
                                                      ---------       ---------

RETAINED EARNINGS, END OF YEAR .................      $ 647,633       $ 533,787
                                                      =========       =========


                     The accompanying notes are an integral
                        part of this financial statement.

                       GEOPHYSICAL DEVELOPMENT CORPORATION

                            STATEMENTS OF CASH FLOWS

                   FOR THE YEARS ENDED JUNE 30, 1997 AND 1996

                                                            1997         1996
                                                       -----------    ---------

CASH FLOWS FROM OPERATING
    ACTIVITIES .....................................   $   618,956    $ 368,917
                                                       -----------    ---------

CASH FLOWS FROM INVESTING ACTIVITIES

    Purchase of fixed assets
        and software ...............................      (645,213)    (392,680)
                                                       -----------    ---------

CASH USED FOR INVESTING ACTIVITIES .................      (645,213)    (392,680)
                                                       -----------    ---------

CASH FLOWS FROM FINANCING ACTIVITIES

    Dividends paid to stockholders .................       (33,750)         -0-
    Proceeds from long-term debt ...................     1,325,423      268,360
    Repayment of long-term debt ....................    (1,178,279)    (470,789)
                                                       -----------    ---------

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES ...       113,394     (202,429)
                                                       -----------    ---------


NET INCREASE (DECREASE) IN CASH ....................        87,137     (226,192)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR .......       430,221      656,413
                                                       -----------    ---------

CASH AND CASH EQUIVALENTS, END OF YEAR .............   $   517,358    $ 430,221
                                                       ===========    =========

                     The accompanying notes are an integral
                        part of this financial statement.

                                                                                1997          1996
                                                                            -------------  ---------

RECONCILIATION OF NET INCOME
    TO NET CASH PROVIDED BY
    OPERATING ACTIVITIES

    Net income ..........................................................  $   181,346   $   121,805

    Adjustments to reconcile net income to net cash provided by operating activities:

           Depreciation and amortization ................................      497,146       313,711
           Cash surrender value of life insurance .......................      (88,374)      (64,251)
           Loss on disposal of assets ...................................       41,534           -0-

    Cash increase (decrease) resulting from changes in working capital:

           Accounts receivable, trade ...................................   (1,016,278)     (980,648)
           Other current assets .........................................      (32,731)       (1,082)
           Accounts payable, trade ......................................      (34,470)      (81,338)
           Accrued liabilities ..........................................    1,071,196     1,066,210
           Other current liabilities ....................................         (413)       (5,490)
                                                                           -----------   -----------

CASH PROVIDED BY OPERATING ACTIVITIES ...................................  $   618,956   $   368,917
                                                                           ===========   ===========


INTEREST PAID ...........................................................  $    71,972   $    64,794
                                                                           ===========   ===========

INCOME TAXES PAID .......................................................  $    80,000   $    10,139
                                                                           ===========   ===========
                                      -7-

                       GEOPHYSICAL DEVELOPMENT CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                             JUNE 30, 1997 AND 1996

NOTE 1:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Geophysical Development Corporation (the Company) is a Texas corporation engaged in geophysical data processing and other related services to the oil and gas industry worldwide. The Company's significant accounting policies are as follows:

    REVENUE RECOGNITION

    The books are maintained on the accrual basis. Income is recorded when earned and expenses are charged against income during the period in which they are incurred.

    DEPRECIATION

    Property and equipment are recorded at cost and expenditures for maintenance and repair are expensed as incurred. Depreciation is computed on all fixed assets using the declining balance method for both financial reporting and federal income tax purposes over the useful lives of five to seven years.

    AMORTIZATION

    Computer software costs are amortized using the straight-line method over thirty-six (36) months for both financial reporting and federal income tax purposes.

    ACCOUNTS RECEIVABLE

    The Company grants trade credits to both U.S. and international customers. Company management believes that all receivables as of June 30, 1997 are collectible, and accordingly, there is no allowance for doubtful accounts recorded.

    CASH AND CASH EQUIVALENTS

    For the purpose of the statement of cash flows, the Company considers cash and highly liquid investments with maturities of three months or less when purchased to be cash or cash equivalents.

    CONCENTRATION OF CREDIT RISK

    As of June 30, 1997 and 1996, the Company had cash deposits with financial institutions in excess of the $100,000 amount insured by the Federal Deposit Insurance Corporation. Management believes that credit risk in these deposits is minimal.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    RECLASSIFICATION

    Certain amounts for the year ended June 30, 1996 have been reclassified for purposes of comparison with the presentation for the year ended June 30, 1997.

NOTE 2:  LONG-TERM NOTES PAYABLE

                                               INTEREST
     LENDER/SECURITY/DUE DATE                   RATE         1997        1996
   ----------------------------                 ----      ---------- ----------
   Commercial bank; equipment and
      accounts receivable; on demand,
      but if no demand is made, monthly         Prime
      installments of $7,778 plus               Plus
      accrued interest, due April 1, 1998        .5%      $  67,596  $ 160,929

                                             INTEREST
     LENDER/SECURITY/DUE DATE                  RATE        1997         1996
   ----------------------------                ----    -----------    ---------

   Commercial bank; equipment and
      accounts receivable; monthly
      installments of $2,177 plus
      accrued interest, due
      August 1, 1998                           Prime        30,473     54,417

   Commercial bank; equipment and
      accounts receivable; monthly
      installments of $2,500 plus accrued
      interest, due September 1, 1998          Prime        37,500     67,500

   Finance company; automobile;
      monthly installments of $512
      including interest                       2.9%         17,178     22,742

   Commercial bank; equipment and
      accounts receivable; monthly
      installments of $2,778 plus
      accrued interest, due
      February 28, 1999                        Prime        55,554     91,666

   Commercial bank; equipment and
      accounts receivable; monthly
      installments of $2,779 plus
      accrued interest, due
      October 1, 1999                          Prime        77,770        -0-


   Commercial bank; equipment and
      accounts receivable; monthly
      installments of $2,779 plus
      accrued interest, due
      November 4, 1999                         Prime        80,549        -0-

                                        INTEREST
     LENDER/SECURITY/DUE DATE             RATE          1997          1996
   ----------------------------           ----      -----------    -----------

   Commercial bank; equipment and
      accounts receivable; monthly
      installments of $5,556 plus
      accrued interest, due
      February 15, 2000                   Prime         177,778            -0-
                                                    -----------    -----------

                                                        544,398        397,254

      Less amount due within one year                   296,135        281,684
                                                    -----------    -----------

      Amount due after one year                     $   248,263    $   115,570
                                                    ===========    ===========



   Certain stockholders of the corporation have personally guaranteed the commercial bank indebtedness as of June 30, 1997.

   Maturities of long term notes payable for the years ended June 30 are as follows:

                       1998                          $     296,135
                       1999                                173,324
                       2000                                 74,939
                                                     -------------
                                                     $     544,398
                                                     =============

NOTE 3:  INCOME TAXES

   The Company records its federal tax liability in accordance with Financial Accounting Standards Board Statement No. 109, "Accounting for Income Taxes". Deferred taxes are recorded for temporary differences in the recognition of income and expense for tax and financial reporting purposes at the average federal tax rate on the first $100,000 of taxable income, which is the tax rate expected to be utilized

                       GEOPHYSICAL DEVELOPMENT CORPORATION

                          NOTES TO FINANCIAL STATEMENTS


NOTE 3:  INCOME TAXES  (CONTINUED)

   when such differences reverse. Temporary differences result principally from charitable contributions which were not deductible for tax purposes in the prior year. Differences between income tax expense and statutory tax rates result from certain expenses which are not deductible for tax purposes. Income tax expense was computed as follows:

                                                        1997             1996
                                                   ------------      ----------

        Income tax at statutory rates              $    95,249       $   60,711

        Plus tax effect of:

           Temporary differences                         6,274              691

           Permanent differences                         4,307           15,410
                                                   -----------       ----------
        Total federal income tax                   $   105,830       $   76,812
                                                   ===========       ==========

NOTE 4:  EMPLOYEE BENEFIT PLAN

    The Company maintains a qualified contributory employee profit sharing plan covering all employees with more than one year of service. The amount of the Company contribution is determined annually at the discretion of the Board of Directors, up to the maximum amount allowed under the Internal Revenue Code. Contributions totaled $423,642 and $373,402 for the years ended June 30, 1997 and 1996, respectively.

NOTE 5:  LEASE COMMITMENTS

   OPERATING LEASES

   The Company has entered into an operating lease for office space and a company vehicle which expire in 2001 and 1999, respectively. The Company incurred rent expense of $229,416 and $214,007 for the years ended June 30, 1997 and 1996, respectively. Minimum future noncancellable lease payments for years ended June 30 are as follows:

                           1998                             $    239,484
                           1999                                  238,734
                           2000                                  236,484
                           2001                                  197,070
                                                            ------------
                                                            $    911,772
                                                            ============

   CAPITAL LEASES

   The Company has acquired $654,198 of equipment under the provisions of long-term leases. The equipment was placed in service in June, 1997. Under the provisions of the lease, a one time payment of $654,198 was made during July, 1997 to cover the entire lease term of three years. The payment of the lease obligation was financed through a commercial bank. Under the terms of the note, principal payments of $18,172 plus accrued interest are due monthly for 36 months.

   Due to refinancing subsequent to year end, the Company has restated its maturities under its lease obligation pursuant to the terms obtained from the commercial bank lender. Maturities for years ended June 30 are as follows:

                           1998                             $    199,893
                           1999                                  218,066
                           2000                                  218,065
                           2001                                   18,174
                                                            ------------
                                                            $    654,198
                                                            ============

NOTE 6:  NON CASH TRANSACTIONS

   During the years ended June 30, 1997 and 1996, the Company purchased fixed assets with notes payable and lease obligations in the amounts of $654,198 and $23,198, respectively. These transactions are not included in the statements of cash flows.

NOTE 7:  BUY-SELL AGREEMENT

                       GEOPHYSICAL DEVELOPMENT CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

   The Company's stockholders have entered into an agreement to sell their stock to the Company upon the occurrence of death, or certain other qualifying events. The purchase price to be paid by the Company is determined under formulas defined in the agreement. The Company has the option to pay the purchase price in installments over a four year period, with interest accruing at the rate of nine percent.

   To fund its obligation under this agreement, the Company has purchased insurance on the life of the majority shareholders with a total face value of $3,000,000. At June 30, 1997 and 1996, the cash surrender value of these policies was $239,113 and $150,739, respectively.

--------------------------------------------------------------------------------

                                  SUPPLEMENTAL

                                   INFORMATION

--------------------------------------------------------------------------------

                       GEOPHYSICAL DEVELOPMENT CORPORATION

                        STATEMENTS OF OPERATING EXPENSES

                   FOR THE YEARS ENDED JUNE 30, 1997 AND 1996

                                                        1997              1996
                                                   --------------  -------------

Advertising ................................        $   13,111        $   14,447
Amortization ...............................            43,966            35,593
Auto expense ...............................            25,929            22,111
Bad debts ..................................               -0-            21,235
Communications .............................            26,471            27,054
Computer supplies ..........................           296,941           185,093
Contract labor .............................             5,879            29,886
Depreciation ...............................           453,180           278,118
Dues and subscriptions .....................             9,600             6,563
Employee benefits ..........................            17,626             8,146
Entertainment ..............................            26,166            32,730
Filming, plotting ..........................           126,126           110,542
Freight ....................................            44,548            41,497
Insurance ..................................           394,072           333,472
Insurance, officers life ...................             3,780            27,904
Leasing, auto ..............................             3,013               750
Leasing, equipment .........................            49,730             6,289
Legal and accounting .......................            25,214            23,778
Maintenance, computer ......................             9,224            28,705
Maintenance, software ......................            32,009            40,513
Office and drafting supplies ...............            25,014            17,607
Outside contractors ........................           156,766           204,441
Rent .......................................           229,416           214,007
Repairs and maintenance ....................             9,060            15,051
Salaries ...................................         7,375,071         4,364,442
SEG expense ................................            28,534             5,500
Seminars ...................................            34,950            22,418
Sponsorships and donations .................            55,630            30,250
Taxes, general .............................            25,500            17,183
Taxes, payroll .............................           295,089           234,390
Travel, meals ..............................             2,270             3,388
Travel .....................................            31,931            26,437
Utilities ..................................            39,211            50,986
                                                    ----------        ----------
                                                    $9,915,027        $6,480,526
                                                    ==========        ==========
                                      -15-

                                GEOKINETICS INC.

                    PRO FORMA FINANCIAL STATEMENT INFORMATION

ACQUISITIONS

On April 30, 1998, the Company completed the acquisition of Geophysical Development Corporation (GDC) pursuant to the terms of a Stock Purchase Agreement, whereby the Company acquired 100% of the shares ofthe outstanding common stock of GDC in exchange for $26,000,000 in cash and 1,000,000 newly-issued shares of the Company's common stock. GDC is engaged in the business of providing seismic data processing,software and consultation services to the oil and gas industry.

The acquisition will be accounted for as a purchase and the results of operations of GDC will be included in the consolidated financial statements from the date of acquisition. The following represents the unaudited proforma results of operations as if the acquisition had occurred at the beginning of each period presented. In addition to combining the historical results of operations of the two companies, the pro forma calculations include amortization of goodwill. Excess of cost over the fair value of net assets acquired of $27,967,807 is being amortized on a straight-line basis over 10 years.

                                                                        For the Year Ended December 31, 1997
                                                 ----------------------------------------------------------------------------------
                                                                    GeophysicalDevelopment   Pro Forma
                                                   Geokinetics Inc       Corporation         Adjustments              Combined
                                                 ------------------ ----------------------  ----------------  ---------------------
Revenues                                                $9,647,931            $15,207,381                              $24,855,312

Seismic operations                                      (5,563,525)                                                     (5,563,525)
General and administrative                              (2,441,581)            (1,370,045)                              (3,811,626)
Data processing expenses                                                       (6,190,126)                              (6,190,126)
Amortization, depreciation and depletion expense        (1,207,812)              (621,867)       (2,796,181)            (4,625,860)
Interest expense                                        (1,210,240)              (111,084)                              (1,321,324)
Income tax (expense) benefit                               375,000             (2,359,670)                              (1,984,670)
Lease operating expenses                                  (613,167)                                                       (613,167)
Cost of oil and gas leases sold                           (168,735)                                                       (168,735)
Interest income                                             66,309                 25,946                                   92,255
                                                 ------------------ ----------------------  ----------------  ---------------------

NET INCOME (LOSS)                                      $(1,115,820)            $4,580,535       $(2,796,181)              $668,534
                                                 ================== ======================  ================  =====================

Income (Loss) per Share                                $     (0.14)                                                   $       0.02
                                                 ==================                                           =====================

Weighted Average Common Shares and
Equivalents Outstanding                                  8,091,336                                 1,000,000           30,685,315(1)
                                                 ================== ======================  =================  =====================


                                                                      For the Quarter Ended March 31, 1998
                                                  ----------------------------------------------------------------------------
                                                                       SignatureGeophysical  Pro Forma
                                                  GeokineticsInc.      Services, Inc.        Adjustments          Combined
                                                  -----------------  ---------------------  ---------------  -----------------

Revenues                                                $5,798,508             $3,910,501                          $9,709,009

Seismic operations                                      (2,876,523)                                                (2,876,523)
General and administrative                              (1,124,093)              (794,330)                         (1,918,423)
Data processing expenses                                                       (1,058,692)                         (1,058,692)
Amortization, depreciation and depletion expense          (897,712)              (165,123)        (699,045)        (1,761,880)
Interest expense                                          (459,797)               (20,137)                           (479,934)
Income tax (expense) benefit                                                     (645,852)                           (645,852)
Lease operating expenses                                   (80,432)                                                   (80,432)
Cost of oil and gas leases sold                                                                                             0
Interest income                                             21,902                 27,346                              49,248
                                                  -----------------  ---------------------  ---------------  -----------------

NET INCOME (LOSS)                                         $381,853             $1,253,713         (699,045)          $936,521
                                                  =================  =====================  ===============  =================

                          Income (Loss) per Share   $         0.01                                             $         0.03
                                                  =================                                          =================

Weighted Average Common Shares and
Equivalents Outstanding                                 32,166,281(1)                            1,000,000         33,166,281(1)
                                                  =================                         ===============  =================

----------------
(1) fully diluted

The following represents the unaudited pro forma condensed balance sheet as of December 31, 1997:

                                                                       Geophysical Development       Pro Forma
                                                  Geokinetics Inc.           Corporation             Adjustments        Combined
                                                ------------------ ---------------------------  -------------------  --------------

                         ASSETS
CURRENT ASSETS

Cash                                                   $2,212,681                  $2,387,513          $13,788,641     $18,388,835
Receivables                                             4,218,234                   3,583,108                    0       7,801,342
Other current assets                                      378,908                      21,472                    0         400,380
                                                ------------------ ---------------------------  -------------------  --------------
Total Current Assets                                    6,809,823                   5,992,093           13,788,641      26,590,557

PROPERTY AND EQUIPMENT                                 17,314,325                   1,405,638                    0      18,719,963

OTHER ASSETS

Deferred tax asset                                      2,292,430                           0                    0       2,292,430
Other assets                                              136,792                     249,113              211,359         597,264
Goodwill                                                1,949,626                           0           27,678,615      29,628,241
                                                ------------------ ---------------------------  -------------------  --------------
Total Other Assets                                      4,378,848                     249,113           27,889,974      32,517,935
                                                ------------------ ---------------------------  -------------------  --------------

TOTAL ASSETS                                          $28,502,996                  $7,646,844          $41,678,615     $77,828,455
                                                ================== ===========================  ===================  ==============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Accounts payable                                       $2,282,037                     $50,122                   $0      $2,332,159
Other current liabilities                               4,943,903                   4,693,227                    0       9,637,130
Notes payable                                             896,686                           0                    0         896,686
                                                ------------------ ---------------------------  -------------------  --------------
Total Current Liabilities                               8,122,626                   4,743,349                    0      12,865,975

LONG-TERM DEBT                                         12,129,420                     519,610           40,000,000      52,649,030
                                                ------------------ ---------------------------  -------------------  --------------

TOTAL LIABILITIES                                      20,252,046                   5,262,959           40,000,000      65,515,005

STOCKHOLDERS' EQUITY

Preferred stock                                         1,000,000                           0                    0       1,000,000
Common stock                                              165,985                       6,750                3,250         175,985
Additional paid in capital                             14,017,394                     103,500            3,949,000      18,069,894
Accumulated earnings (deficit)                         (6,932,429)                  2,273,635           (2,273,635)     (6,932,429)
                                                ------------------ ---------------------------  -------------------  --------------

TOTAL STOCKHOLDERS'EQUITY                               8,250,950                   2,383,885            1,678,615      12,313,450
                                                ------------------ ---------------------------  -------------------  --------------

TOTAL LIABILITIES ANDSTOCKHOLDERS' EQUITY             $28,502,996                  $7,646,844          $41,678,615     $77,828,455
                                                ================== ===========================  ===================  ==============

The unaudited pro forma results are not necessarily indicative of the results that would have been attained had the acquisition occurred at the beginning of the periods depicted or of results which may occur in the future.

The following represents the unaudited pro forma condensed balance sheet as of March 31, 1998:

                                                                   Geophysical Development        Pro Forma
                                               Geokinetics Inc.         Corporation              Adjustments        Combined
                                               ---------------- ---------------------------  -------------------  --------------

                                     ASSETS

CURRENT ASSETS

Cash                                                 $1,111,331                  $5,466,081         $13,788,641     $ 20,366,053
Receivables                                           4,523,231                   2,870,800                   0        7,394,031
Other current assets                                  1,270,479                      21,472                   0        1,291,951
                                               ----------------- ---------------------------  ------------------  ---------------
Total Current Assets                                  6,905,041                   8,358,353          13,788,641       29,052,035

PROPERTY AND EQUIPMENT                               16,935,161                   1,833,770                   0       18,768,931

OTHER ASSETS

Deferred tax asset                                    2,292,430                           0                   0        2,292,430
Other assets                                            265,786                     291,320             211,359          768,465
Goodwill                                              4,965,483                           0          26,424,902       31,390,385
                                               ----------------- ---------------------------  ------------------  ---------------
Total Other Assets                                    7,523,699                     291,320          26,636,261       34,451,280
                                               ----------------- ---------------------------  ------------------  ---------------

TOTAL ASSETS                                        $31,363,901                 $10,483,443         $40,424,902      $82,272,246
                                               ================= ===========================  ==================  ===============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Accounts payable                                     $2,420,453                      $5,422                  $0       $2,425,875
Other current liabilities                             5,128,513                   5,972,190                   0       11,100,703
Notes payable                                         2,172,281                           0                   0        2,172,281
                                               ----------------- ---------------------------  ------------------  ---------------
Total Current Liabilities                             9,721,247                   5,977,612                   0       15,698,859

LONG-TERM DEBT                                       11,970,476                     868,233          40,000,000       52,838,709
                                               ----------------- ---------------------------  ------------------  ---------------

TOTAL LIABILITIES                                    21,691,723                   6,845,845          40,000,000       68,537,568

STOCKHOLDERS' EQUITY

Common stock                                            183,268                       6,750               3,250          193,268
Additional paid in capital                           16,039,486                     103,500           3,949,000       20,091,986
Accumulated earnings (deficit)                       (6,550,576)                  3,527,348          (3,527,348)      (6,550,576)
                                               ----------------- ---------------------------  ------------------  ---------------

TOTAL STOCKHOLDERS'EQUITY                             9,672,178                   3,637,598             424,902       13,734,678
                                               ----------------- ---------------------------  ------------------  ---------------

TOTAL LIABILITIES ANDSTOCKHOLDERS' EQUITY           $31,363,901                 $10,483,443         $40,424,902      $82,272,246
                                               ================= ===========================  ==================  ===============

The unaudited pro forma results are not necessarily indicative of the results that would have been attained had the acquisition occurred at the beginning of the periods depicted or of results which may occur in the future.

                       Geophysical Development Corporation
                  Unaudited Statements of Income and Cash Flows
                    For the Nine Months Ended March 31, 1998

REVENUES ...................................................        $12,985,630

EXPENSES

Data processing expenses ...................................         (3,465,794)
General and administrative .................................         (2,177,150)
Depreciation and amortization ..............................           (497,370)
Interest expense ...........................................            (94,300)
Interest income ............................................             40,991
Income tax expense .........................................         (2,309,000)
                                                                   ------------
NET INCOME .................................................       $  4,483,007
                                                                   ============

CASH FLOWS FROM OPERATING ACTIVITIES

Inflows
Cash received from customers ...............................       $ 12,741,947
Interest received ..........................................             40,991
                                                                   ------------
                                                                     12,782,938

Outflows
Cash paid to suppliers and employees .......................         (7,147,003)
Interest paid ..............................................            (83,827)
Income taxes paid ..........................................           (114,343)
                                                                   ------------
                                                                     (7,345,173)
                                                                   ------------
Net Cash Provided by Financing Activities ..................          5,437,765

CASH FLOW FROM INVESTING ACTIVITIES

Outflows
Cash payments for the purchase of property .................           (768,204)
                                                                   ------------
Net Cash Used by Investing Activities ......................           (768,204)

CASH FLOWS FROM FINANCING ACTIVITIES

Inflows
Proceeds from long-term debt ...............................            560,000

Outflows
Payments on long-term debt .................................           (280,838)
                                                                   ------------
Net Cash Provided by Operating Activities ..................            279,162
                                                                   ------------

NET INCREASE IN CASH .......................................          4,948,723
CASH, beginning of year ....................................            517,358
                                                                   ------------
CASH, end of year ..........................................       $  5,466,081
                                                                   ============